File Number: 33-34801
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                 August 23, 2006

             Important Notice Regarding Change in Investment Policy
                          of Pioneer Mid Cap Value Fund

                    Supplement to the Class A, B and C Shares
           Prospectus dated March 1, 2006 (as revised July 31, 2006), and Class Y Shares, Class R Shares
        and Investor Class Shares Prospectuses, each dated March 1, 2006, for Pioneer Mid Cap Value Fund

The fund will institute the following investment policy change on November 1, 2006, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

Basic information about the fund

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of placecountry-regionU.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.


                                                                   19849-00-0806
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC